Exhibit 99.1

Investor Update	Issue Date: April 8, 2016

This investor update provides guidance and certain forward-looking statements about United Continental Holdings, Inc. (the “Company” or “UAL”). The information in this investor update contains the preliminary financial and operational outlook for the Company for first-quarter 2016 and forward looking statements for other periods.

First-Quarter 2016 Financial Update	Estimated 1Q 2016

Consolidated Capacity Year-Over-Year Change Higher/(Lower)		1.8%

Pre-Tax Margin[1]	8.0%	-	8.5%

Revenue
Consolidated PRASM (¢/ASM)	12.02	-	11.96
Year-Over-Year Change Higher/(Lower)	(7.25%)	-	(7.75%)
Cargo Revenue ($M)	$180	-	$200
Other Revenue ($M)	$1,000	-	$1,020

Non-Fuel Operating Expense
Consolidated CASM Excluding Profit Sharing, Fuel & Third-Party Business Expense[1] (¢/ASM)	10.23	-	10.33
Year-Over-Year Change Higher/(Lower)	1.0%	-	2.0%
Third-Party Business Expense[2] ($M)		$65
Aircraft Rent ($M)		$180
Depreciation and Amortization ($M)		$480
Profit Sharing	$80	-	$100

Consolidated Fuel Expense
Fuel Consumption (Million Gallons)		890
Fuel Price Excluding Hedges (Price/Gallon)[3]		$1.21
Operating Cash-Settled Hedge Loss (Price/Gallon)		$0.16
Fuel Price Including Operating Cash-Settled Hedges (Price/Gallon)[3,4]		$1.37
Non-Operating Cash-Settled Hedge Loss (Price/Gallon)[3,5]		$0.00
Fuel Price Including All Cash-Settled Hedges (Price/Gallon)[3,6]		$1.37

Non-Operating Expense[1,7] ($M)	$140	-	$160

Effective Income Tax Rate		~37%

Gross Capital Expenditures[8] ($M)	$810	-	$830

Debt and Capital Lease Payments ($M)		$260

Diluted Share Count[9] (M)		354

Quarter End Liquidity ($B)
Unrestricted Cash, Cash Equivalents and Short-Term Investments ($B)		$4.0
Undrawn Commitments Under Revolving Credit Facility ($B)		$1.35

1.	Excludes special charges
2.	Third-party business revenue associated with third-party business expense is recorded in other revenue
3.	Fuel price including taxes and fees
4.	This price per gallon corresponds to the fuel expense line of the income statement
5.	This price per gallon corresponds to the impact of non-operating hedges that appear in the non-operating line of the income statement
6.	This price per gallon corresponds to the total economic cost of the Company’s fuel consumption including all cash-settled hedges but does not directly correspond to the fuel expense line of the income statement
7.	The Company excludes the non-cash impact of fuel hedges from its non-operating expense guidance and Non-GAAP earnings
8.	Capital expenditures include net purchase deposits and exclude fully reimbursable capital projects and operating leases converted to capital leases
9.	Diluted share count is approximately equal to basic share count

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Passenger Revenue: The Company now expects first-quarter 2016 passenger unit revenue to decline between 7.25% and 7.75% year-over-year. The year-over-year performance was primarily impacted by a strong U.S. dollar, lower surcharges, travel reductions from energy dependent corporate customers and a softening in domestic yields. In addition, the Company experienced a larger than anticipated decrease in close-in business travel during the weeks surrounding the Easter holiday and spring break.

Cargo and Other Revenue: First-quarter 2016 cargo and other revenue is lower than initial expectations, largely driven by cargo yield softness and the effects of a strong U.S. dollar as well as lower than anticipated change fee revenue.

Non-Fuel Expense: The Company’s first-quarter 2016 non-fuel unit cost includes approximately 1.5 points of impact from the ratified labor agreements with the pilots and dispatchers. United’s non-fuel unit cost performance excluding new labor agreements was approximately flat year-over-year, better than original guidance largely due to the timing of certain expenses shifting into the second quarter of 2016, a stronger than expected U.S. dollar and better than anticipated cost performance.

Profit Sharing: For 2016, the Company expects to pay approximately 9.5% of total adjusted earnings as profit sharing to employees for adjusted earnings up to a 6.9% adjusted pre-tax margin and approximately 14.7% for any adjusted earnings above that amount. Adjusted earnings for the purposes of profit sharing are calculated as GAAP pre-tax earnings, excluding special items, profit sharing expense and share-based compensation program expense. These estimates are consistent with the current labor agreements. Share-based compensation expense for the purposes of the profit sharing calculation is estimated to be $10 million through the first quarter of 2016.

Fuel Expense: United expects a total first-quarter 2016 hedge loss of approximately $0.16 per gallon, or approximately $145 million, which is a combination of operating and non-operating cash-settled hedge loss in the table above and will be included in the Company’s first-quarter 2016 Non-GAAP earnings. The first-quarter 2016 hedge loss that is included in fuel expense is approximately $0.16 per gallon, or approximately $140 million.

Non-Operating Expense: Estimates for first-quarter 2016 non-operating expense include cash-settled hedge losses of approximately $5 million.

Capital Expenditures: First-quarter 2016 capital expenditures were higher than original guidance, as they included pre-delivery payments (PDPs) associated with the Company’s aircraft order of 25 new 737-700 aircraft, to be delivered starting mid-2017, as well as PDPs associated with the acceleration of certain widebody deliveries as part of the Company’s decision to accelerate the retirement of its 747s.

Taxes: The Company expects a tax rate of approximately 37% for the first-quarter 2016. However, the Company expects that there will be no material cash taxes due to United’s net operating loss carryforwards (NOLs), which were approximately $8 billion as of year-end 2015. These NOLs are projected to largely offset cash income taxes for the next several years.

Share repurchase: During the first quarter of 2016 the Company spent approximately $1.5 billion to repurchase shares of common stock.

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First-Quarter 2016 Capacity

	Estimated 1Q 2016	Year-Over-Year % Change Higher/(Lower)
Capacity (Million ASMs)
Mainline Capacity
Domestic	24,766	2.8%
Atlantic	9,548	(3.3%)
Pacific	9,833	(0.8%)
Latin America	7,018	12.3%
Total Mainline Capacity	51,165	2.1%
Regional[1]	7,108	(0.5%)
Consolidated Capacity
Domestic System	31,538	2.0%
International System	26,735	1.5%
Total Consolidated
Capacity	58,273	1.8%

Traffic (Million RPMs)
Mainline Traffic
Domestic	20,651	1.6%
Atlantic	6,579	(8.2%)
Pacific	7,876	(2.5%)
Latin America	5,750	13.0%
Total Mainline Traffic	40,856	0.5%
Regional Traffic[1]	5,726	(1.0%)
Consolidated Traffic
Domestic System	26,149	1.0%
International System	20,433	(0.6%)
Total Consolidated Traffic	46,582	0.3%

Load Factor
Mainline Load Factor
Domestic	83.4%	(1.0)	pt.
Atlantic	68.9%	(3.7)	pts.
Pacific	80.1%	(1.4)	pts.
Latin America	81.9%	0.5	pts.
Total Mainline Load
Factor	79.9%	(1.2)	pts.
Regional Load Factor[1]	80.5%	(0.5)	pts.
Consolidated Load Factor
Domestic System	82.9%	(0.8)	pts.
International System	76.4%	(1.6)	pts.
Total Consolidated Load
Factor	79.9%	(1.2)	pts.

1Regional results reflect flights operated under capacity purchase agreements

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GAAP to Non-GAAP Reconciliations

UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (“GAAP”) and Non-GAAP financial measures, including net income/loss, net earnings/loss per share and cost per available seat mile (“CASM”), among others. CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. Non-GAAP financial measures are presented because they provide management and investors the ability to measure and monitor UAL’s performance on a consistent basis. Pursuant to SEC Regulation G, UAL has included the following reconciliation of reported Non-GAAP financial measures to comparable financial measures reported on a GAAP basis. UAL believes excluding profit sharing allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. UAL believes that adjusting for special charges is useful to investors because they are non-recurring charges not indicative of UAL’s ongoing performance. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to UAL’s core business. UAL believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence. In addition, UAL believes that excluding non-cash (gains)/losses on fuel derivative contracts from non-operating expense is useful because it allows investors to better understand the impact of settled hedges on a given period’s results.

Consolidated Unit Cost (¢/ASM)	Estimated 1Q 2016
Consolidated CASM Excluding Profit Sharing & Special Charges (a) (b)	12.43	-	12.53
Less: Third-Party Business Expenses	0.11	-	0.11

Consolidated CASM Excluding Profit Sharing, Third-Party Business Expenses & Special Charges (b)	12.32	-	12.42
Less: Fuel Expense (c)	2.09	-	2.09

Consolidated CASM Excluding Profit Sharing, Third-Party Business Expenses, Fuel & Special Charges (b)	10.23	-	10.33
Non-Operating Expense ($M)	Estimated 1Q 2016
Non-operating expense	$144	-	$164
Exclude: hedge program adjustments (d)	(4)	-	(4)
Exclude: other special items	8	-	8

Non-operating expense, adjusted (b)	$140	-	$160

(a) Operating expense per ASM – CASM excludes profit sharing and special charges, the impact of certain primarily non-cash impairment, severance and other similar accounting charges. While the Company anticipates that it will record such special charges throughout the year and may record profit sharing, at this time the Company is unable to provide an estimate of these charges with reasonable certainty.

(b) These financial measures provide management and investors the ability to measure and monitor the Company’s performance on a consistent basis.

(c) Both the cost and availability of fuel are subject to many economic and political factors and are therefore beyond the Company’s control.

(d) Hedge program adjustments consist of excluding MTM gains and losses from fuel derivative contracts settling in future periods and adding back prior period gains and losses on fuel contracts settled in the current period. The purpose of hedge program adjustments is to adjust GAAP fuel derivative contract gains (losses) to a cash-settled amount.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Certain statements included in this investor update are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations); the impact of regulatory, investigative and legal proceedings and legal compliance risks; the impact of any management changes; labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth under Item 1A., Risk Factors, of UAL’s Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission (the “SEC”).

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in connection with the matters to be considered at the UAL 2016 annual meeting (the “2016 Annual Meeting”) of stockholders. UAL intends to file a proxy statement and a WHITE proxy card with the SEC in connection with any such solicitation of proxies from UAL stockholders. UAL STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain any proxy statement, any amendments or supplements thereto and other documents filed by UAL with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at UAL’s website at www.ir.united.com in the “Securities Filings” section or by writing to UAL at 233 South Wacker Drive Chicago, Illinois 60606, Attention: Corporate Secretary.

Participants in the Solicitation:

UAL and its directors and executive officers may be deemed to be participants in the solicitation of proxies from UAL’s stockholders in connection with the matters to be considered at the 2016 Annual Meeting. Investors may obtain information regarding UAL and its directors and executive officers in UAL’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 18, 2016, and UAL’s definitive proxy statement for its 2015 annual meeting of stockholders (the “2015 Annual Meeting”), which was filed with the SEC on April 24, 2015. To the extent holdings of UAL securities by UAL’s directors or executive officers have changed since the amounts disclosed in the definitive proxy statement for the 2015 Annual Meeting, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the solicitation, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting.

For further questions, contact Investor Relations at (872) 825-8610 or investorrelations@united.com.

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